                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 27, 2000

                        COVAD COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                              000-25271                           77-0461529
(STATE OR OTHER JURISDICTION                   (COMMISSION                         (IRS EMPLOYER
          OF INCORPORATION)                    FILE NUMBER)                      IDENTIFICATION NO.)


2330 Central Expressway, Santa Clara, California                         95050
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


       Registrant's telephone number, including area code: (408) 844-7500


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ITEM 5.           OTHER EVENTS.

          On June 27, 2000, Covad Communications Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           EXHIBITS.

         99.1     Press Release dated June 27, 2000.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COVAD COMMUNICATIONS GROUP, INC.


Date:  June 27, 2000                   By: /S/  TIMOTHY LAEHY
                                           -------------------------------------
                                                Timothy Laehy,
                                                EXECUTIVE VICE PRESIDENT AND
                                                CHIEF FINANCIAL OFFICER


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT                    DESCRIPTION
-------                    -----------
99.1                       Press Release dated June 27, 2000.


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